Sale Leaseback	12 Months Ended
Dec. 31, 2016
Sale Leaseback [Abstract]
SALE LEASEBACK

NOTE 11 – SALE LEASEBACK

In October 2016, the Company entered into a sale leaseback arrangement and sold certain machinery located in China to an unrelated third party for approximately $3,616,030 (RMB 25,112,500), and subsequently leased back the machinery for 24 months for a total amount of approximately $3,767,299 (RMB 26,163,022). The Company was required to make a security deposit of approximately $723,206 (RMB 5,022,500) for the leaseback. The leaseback has been accounted for as a capital lease. The title of the machinery will be transferred back to the Company upon the last payment from the Company. A one-time processing fee of $22,998 (RMB 159,716) was paid by the Company related to this lease. Since the carrying value of the machinery sold exceeds its fair value, the Company also recognized a deferred gain of $179,100 (RMB 1,243,810) on this transaction, which will be amortized over 24 months as an income. In addition, unrecognized financing charge of $176,133 (RMB 1,223,203) was recognized for the capital lease, which will be amortized over 24 months as an interest expense.

The minimum payments for the remaining lease term of 23 months from December 31, 2016 to November 3, 2018 are as follows.

Total lease payment	$3,767,313
Less: imputed interest and principal	(160,923)
Total sale leaseback obligation as of December 31, 2016	3,606,390
Less: current portion of sale leaseback obligation	(1,931,076)
Long term payable - sale leaseback as of December 31, 2016	$1,675,314

According to the sale leaseback agreement, future obligations for payments of sale leaseback are as below:

Twelve months ended December 31,
2017	$1,931,076
2018	1,675,314
Thereafter	-
Total	$3,606,390

Interest expense incurred for the years ended December 31, 2016 and 2015 amounted to $14,858 and $0, respectively.